UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 28, 2018

Indigenous Roots Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-55873	20-524338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Horizon Drive East, West Kelowna, BC	V1Z 3L4
(Address of principal executive offices)	(Zip Code)

  Registrant’s telephone number, including area code   (778) 476-8302

 N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 27, 2017, we entered into a non-binding letter of intent with Indigenous Roots, wherein Indigenous Roots and its stakeholders agreed to enter into negotiations towards an agreement with our company to acquire 100% of the issued and outstanding shares and interest of Indigenous Roots, which has now been Incorporated in Alberta Canada with its Sister Company Indigenous Bloom Corp.

The original due diligence period provided for under the letter of intent has been extended in order for our company and Indigenous Roots to complete a definitive agreement.

On January 8, 2018, in anticipation of the entering into of a definitive agreement and intended change of business, a majority of our stockholders approved a change of name to Indigenous Roots Corp. As set out in our Current Report on Form 8-K filed on February 8, 2018, the change of name of our company was approved by the Nevada Secretary of State and the Financial Industry Regulatory Authority (FINRA).

Upon execution of a definitive agreement, our company will change its business from a mineral exploration company to a business in the cannabis related industry. Our company will file a Current Report on Form 8-K upon the execution of a definitive agreement or termination of the proposed acquisition.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking information related to the Company, and the proposed acquisition of the issued and outstanding shares and interest of Indigenous Roots by the Company that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “plans,” “anticipates,” “expects,” “intends,” “future,” “may,” “will,” “could” or similar expressions. The forward-looking statements included herein are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Such risks and uncertainties include, among other things, the Company’s ability to consummate a definitive agreement on acceptable terms or at all; and other factors discussed in the “Business” and “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended August 31, 2017 and the subsequently filed Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Michael Matvieshen
Michael Matvieshen
Director

Date: March 28, 2018

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